Exhibit 99.2 MANAGEMENT PRESENTATIONExhibit 99.2 MANAGEMENT PRESENTATION

IMPORTANT INFORMATION About this Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a proposed business combination (the “Business Combination”) between Ascendant Digital Acquisition Corp. (“ACND”) and Beacon Street Group, LLC (the “Company”). The information contained herein does not purport to be all-inclusive and none of ACND, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of ACND, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of ACND and the Company and is intended for the recipient hereof only. Forward Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or ACND’s or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, and projections of the Company’s future financial results and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ACND and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against ACND, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ACND, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in or compliance with applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; negative impacts on the Company's reputation; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ACND’s final prospectus dated July 23, 2020 relating to its initial public offering and in the document entitled Risk Factors to be included as an exhibit to ACND's Form 8-K announcing the signing of a definitive agreement with respect to the Business Combination, should it occur. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward- looking statements, which speak only as of the date they are made. Neither ACND nor the Company undertakes any duty to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by ACND and the proxy statement/prospectus contained therein. 2IMPORTANT INFORMATION About this Presentation This investor presentation (this “Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to a proposed business combination (the “Business Combination”) between Ascendant Digital Acquisition Corp. (“ACND”) and Beacon Street Group, LLC (the “Company”). The information contained herein does not purport to be all-inclusive and none of ACND, the Company or their respective affiliates makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of ACND, the Company, or any of their respective affiliates. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the Exchange Act ), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. This Presentation and information contained herein constitutes confidential information and is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without the prior written consent of ACND and the Company and is intended for the recipient hereof only. Forward Looking Statements Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or ACND’s or the Company’s future financial or operating performance. For example, statements regarding anticipated growth in the industry in which the Company operates and anticipated growth in demand for the Company’s products, and projections of the Company’s future financial results and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ACND and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; the outcome of any legal proceedings that may be instituted against ACND, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of ACND, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; costs related to the Business Combination; changes in or compliance with applicable laws or regulations; the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; negative impacts on the Company's reputation; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; the ability of the Company to defend its intellectual property; the impact of the COVID-19 pandemic on the Company’s business; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in ACND’s final prospectus dated July 23, 2020 relating to its initial public offering and in the document entitled Risk Factors to be included as an exhibit to ACND's Form 8-K announcing the signing of a definitive agreement with respect to the Business Combination, should it occur. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward- looking statements, which speak only as of the date they are made. Neither ACND nor the Company undertakes any duty to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed by ACND and the proxy statement/prospectus contained therein. 2

IMPORTANT INFORMATION This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted EBITDA, Adjusted Free Cash Flow and Billings and certain ratios and other metrics derived therefrom. The Company defines Adjusted EBITDA as net income less interest income plus stock-based compensation expense, change in deferred revenue, net of change in deferred acquisition costs, change in customer credit liability and depreciation and amortization. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA divided by Billings. The Company defines Adjusted Free Cash Flow as cash flow from operations plus profits distributions to Class B unitholders and change in related-party receivables/payables, net, minus capital expenditures. The Company defines Adjusted Free Cash Flow Conversion as Adjusted Free Cash Flow divided by Adjusted EBITDA. The Company defines Billings as net revenue plus the net change in deferred revenue and change in customer credit liability in a given period. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non- GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For a reconciliation of these non-GAAP figures to the nearest measure determined under GAAP, please see the appendix to this Presentation. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections and Estimates This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2021 and 2022. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This Presentation also contains certain preliminary estimated results for the Company’s 2020 fiscal year. These preliminary estimates are not audited, subject to year-end close procedures, and based solely on information available as of the date of this Presentation. As a result, these preliminary results may change, and any change may be material. Industry and Market Data In this Presentation, ACND and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither ACND nor the Company has independently verified the accuracy or completeness of any such third-party information. Additional Information ACND intends to file with the SEC a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of ACND’s ordinary shares in connection with its solicitation of proxies with respect to the proposed Business Combination and other matters as may be described therein, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. ACND’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, ACND and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of ACND as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ACND at 667 Madison Avenue, New York, NY 10065 or (212) 209-6126. Participants in the Solicitation ACND and its directors and executive officers may be deemed participants in the solicitation of proxies from ACND’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in ACND is contained in ACND’s prospectus dated July 23, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ACND in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available. 3IMPORTANT INFORMATION This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Adjusted EBITDA, Adjusted Free Cash Flow and Billings and certain ratios and other metrics derived therefrom. The Company defines Adjusted EBITDA as net income less interest income plus stock-based compensation expense, change in deferred revenue, net of change in deferred acquisition costs, change in customer credit liability and depreciation and amortization. The Company defines Adjusted EBITDA Margin as Adjusted EBITDA divided by Billings. The Company defines Adjusted Free Cash Flow as cash flow from operations plus profits distributions to Class B unitholders and change in related-party receivables/payables, net, minus capital expenditures. The Company defines Adjusted Free Cash Flow Conversion as Adjusted Free Cash Flow divided by Adjusted EBITDA. The Company defines Billings as net revenue plus the net change in deferred revenue and change in customer credit liability in a given period. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of these non- GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non- GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. For a reconciliation of these non-GAAP figures to the nearest measure determined under GAAP, please see the appendix to this Presentation. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections and Estimates This Presentation contains financial forecasts for the Company with respect to certain financial results for the Company's fiscal years 2021 and 2022. The Company's independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. This Presentation also contains certain preliminary estimated results for the Company’s 2020 fiscal year. These preliminary estimates are not audited, subject to year-end close procedures, and based solely on information available as of the date of this Presentation. As a result, these preliminary results may change, and any change may be material. Industry and Market Data In this Presentation, ACND and the Company rely on and refer to certain information and statistics obtained from third-party sources which they believe to be reliable. Neither ACND nor the Company has independently verified the accuracy or completeness of any such third-party information. Additional Information ACND intends to file with the SEC a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of ACND’s ordinary shares in connection with its solicitation of proxies with respect to the proposed Business Combination and other matters as may be described therein, as well as the prospectus relating to the offer and sale of the securities to be issued in the Business Combination. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. ACND’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, ACND and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of ACND as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: ACND at 667 Madison Avenue, New York, NY 10065 or (212) 209-6126. Participants in the Solicitation ACND and its directors and executive officers may be deemed participants in the solicitation of proxies from ACND’s shareholders with respect to the proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in ACND is contained in ACND’s prospectus dated July 23, 2020 relating to its initial public offering, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed Business Combination when available. The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of ACND in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available. 3

ASCENDANT WAS LOOKING FOR A GREAT ACQUISITION, IN THE ATTENTION ECONOMY

1	Significant and growing "attention economy" TAM	✓ $191B TAM with significant tailwinds, ripe for disruption
2	Scalable, digitally delivered IP	✓ Market leading tech platform with scalable, high-value content, data & analytics
3	Large, thriving community	✓ 10M+ self-directed investors, growing 78% from 2018 to 2020
4	Diversified product suite	✓ 12 primary customer facing brands offering 160+ products
5	Best in class financial profile	✓ "Rule of 50" financial profile - Scale + Growth + Recurring + FCF
6	Experienced leadership team	✓ Deep, long-tenured & proven team
7	Sustained growth outlook	✓ Multiple organic & inorganic avenues to potentially drive sustained profitable growth at scale

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Founded with a mission to level the playing field for self-directed investors Today we are a Leading Subscription Services Platform serving millions of self-directed investors A diverse portfolio of operating brands serving as a trusted source for financial research, education and actionable ideas 6Founded with a mission to level the playing field for self-directed investors Today we are a Leading Subscription Services Platform serving millions of self-directed investors A diverse portfolio of operating brands serving as a trusted source for financial research, education and actionable ideas 6

BEACON STREET GROUP AT A GLANCE

A market leader in delivering high-value and actionable financial research, easy-to-use technology, as well as financial education and a social connection with world-class experts to help self-directed investors meet their financial goals

10M+ digital platform members[1] at 12/31/20	**850K+** paid digital subscribers at 12/31/20	**$759** industry leading 2020E ARPU[2]
$549M 2020E Billings[3] **+77%** YoY growth	**25%** 2020E Adjusted EBITDA Margin[4]	**99.8%** 2020E Cash Flow Conversion[5]

Note: 2020 financials subject to completion of the 2020 audit

1. Includes free and paid subscribers
2. Based on trailing four quarter net billings / average number of trailing four quarter paid subscribers
3. Billings = Net revenue plus change in deferred revenues plus change in customer credit liability
4. Adjusted EBITDA Margin = Adjusted EBITDA / Billings. Adjusted EBITDA is calculated as GAAP net income + stock based compensation expense + change in deferred revenue, net of changes in deferred acquisition costs + change in customer credit liability + depreciation and amortization - interest income
5. Cash Flow Conversion = (Adjusted EBITDA - capital expenditures) / Adjusted EBITDA

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KEY DRIVERS OF OUR SUCCESS

POWERFUL CONTENT PLATFORM

- Compelling content fosters relationships between readers and editors, creates customer loyalty and brand goodwill
- Insightful and engaging content drives conversion users from free to paid subscribers
- Focus on proven formula to launch & scale new products in a low-risk capital way

CUSTOMER FOCUS

- Customer centricity through every stage of a subscriber's journey
- Emphasis on developing long-term relationship with the subscriber
- Consistent 90%+ revenue retention

SCALABLE MODEL

- Industry-leading ROI on new customer acquisition
- Upsell to higher ARPU products with almost all of the upsell revenues falling to the bottom line

DATA / TECHNOLOGY

- Real-time campaign feedback, AI and rapid scalability
- Machine learning and advanced analytics drive increased upsell yield

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FINANCIAL WELLNESS SOLUTIONS HAVE A HUGE TAM

$191B

Global Total Addressable Market


Financial Information[1], $64B
Asset Managers[3], $111B
Investment Research[2], $16B

63M

2020 US Self-directed Investors[4]

19%

2017-2019 CAGR for Online Revenue from Global Self-directed Investors[5]

1. As per BMO research report, October 2018
2. 2017 report by BCA
3. Reflects addressable market of asset management customers becoming self-directed investors, based off of management fees for 2019 global active core and active specialties per BCG Global Asset Management Research Report, 2020
4. Celent, U.S. Self-Directed Market Study, 2019; 63M represents Celent's estimate for 2020
5. Maia Research, 2015-2027 Global Self-Directed Investors Implications for Wealth Managers Industry Market Research Report, Segment by Player, Type, Application, Marketing Channel, and Region

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"...the markets are no longer reserved for institutional investors or HNWI. The goal of **democratizing the financial markets** is becoming a reality"

CELENT



PERSONAL INVESTING IS CHANGING IN FAVOR OF BSG

AGING POPULATION

- 17% of U.S. population is 65+[1]
- 10,000 Americans retiring every day, creating consistent demand velocity[2]

GROWING THE PIE

- 72% of millennials identify as self-directed investors[3] (~$22T of net worth)[3]
- Rise of self-directed 'Robinhood' investors provides huge future upside

VOLUME OF ACTIVITY

- Retail investors now represent ~20% of trading on any given day, up from ~10% in 2010[4]

COMPLEXITY

- Increasing number and complexity of investment instruments (e.g., ETFs, options, crypto, et al)

PERFORMANCE

- Individual investors have a 3-year return performance lag versus the S&P 500[5]

EDUCATION

- Increased emphasis on financial literacy - knowledge & skill to effectively manage wealth

1. Statista
2. Deutsche Bank
3. Deloitte study
4. Wall Street research
5. realinvestmentadvice.com

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PREMIUM SUBSCRIPTION CONTENT, SOFTWARE AND TOOLS ACTIONABLE IDEAS SOFTWARE & TOOLS Forever Portfolio Buy These 20 Stocks Today and Hold Them Forever! 12PREMIUM SUBSCRIPTION CONTENT, SOFTWARE AND TOOLS ACTIONABLE IDEAS SOFTWARE & TOOLS Forever Portfolio Buy These 20 Stocks Today and Hold Them Forever! 12

BUILDING RELATIONSHIPS AND HELPING SUBSCRIBERS “…you folks have become my “You guys talk about ‘life changing teachers and a true resource… results’… I am actually taking pride educating me on how to invest for in managing our investments. That the long term. WHAT A GIFT!” is a big life change. ” - Nick F. - Joe D. “You have each been instrumental in “…your recommendations had a helping me build wealth… analyses profound impact on my family and are consistently meticulous, I am very much appreciative.” concise and on-point.” – Kyle B. - David K. “Empire Financial research articles have taught me a lot and I truly “…despite the world imploding, believe that small investors like [you] helped me keep a level head me have no place in the market in the early days of the pandemic.” without your financial research - Nick C. and investment ideas.” - Sandeep L. 13BUILDING RELATIONSHIPS AND HELPING SUBSCRIBERS “…you folks have become my “You guys talk about ‘life changing teachers and a true resource… results’… I am actually taking pride educating me on how to invest for in managing our investments. That the long term. WHAT A GIFT!” is a big life change. ” - Nick F. - Joe D. “You have each been instrumental in “…your recommendations had a helping me build wealth… analyses profound impact on my family and are consistently meticulous, I am very much appreciative.” concise and on-point.” – Kyle B. - David K. “Empire Financial research articles have taught me a lot and I truly “…despite the world imploding, believe that small investors like [you] helped me keep a level head me have no place in the market in the early days of the pandemic.” without your financial research - Nick C. and investment ideas.” - Sandeep L. 13

PROVEN, AGILE PLATFORM FOR LAUNCHING NEW PRODUCTS QUICKLY WITH LOW RISK

DETECT Detect new demand and investment trends in the financial marketplace through observation, research and analysis

ANALYZE Identify a financial expert that has a personal passion for a specific area of growing customer interest and can provide unique insights

LAUNCH Launch new products within weeks. Target offers based on customer behavior and use AI to track and improve results

SCALE Grow content team in product area and cross-sell and upsell to build customer lifetime relationship



<50
90+
130+
160+
2017
2018
2019
2020
PRODUCTS OFFERED

110+ New Products in 3 Years

Helped drive >$300M of Billings

14

DIVERSE RESEARCH PORTFOLIO ACROSS DIFFERENT ASSET CLASSES 2018 – 2020E AVERAGE REVENUE MIX # OF CUMULATIVE SELECTED 1 1 SUBSCRIBERS LIFETIME SPEND EXAMPLES • Newswire Free • Investor Hour 9.5M General market commentary, current • The Weekly Pulse events - Insightful and educational • The Daily Cut • Fry’s Investment Paid Report - $249 2 Mega Cap equities and basic 544K <$600 • Empire Stock investment strategies Investor - $199 High Value • Empire Elite Growth More advanced investing - $5,000 2 strategies - Value Investing, 215K $600-$5,000 • Palm Beach Microcaps, Real Estate, Options, Ventures - $3,000 Trading, Cryptocurrencies • Alliance - $31,000 + $499 annually Ultra High Value 2 • Total Portfolio - 98K >$5,000 Product bundles $15,000 + $499 annually 1.As of December 31, 2020 2.Number of subscribers indicated correspond with the cumulative lifetime spend to the right (e.g., 544K of the 856K+ total paid subscribers have less than $600 of cumulative lifetime spend) 15DIVERSE RESEARCH PORTFOLIO ACROSS DIFFERENT ASSET CLASSES 2018 – 2020E AVERAGE REVENUE MIX # OF CUMULATIVE SELECTED 1 1 SUBSCRIBERS LIFETIME SPEND EXAMPLES • Newswire Free • Investor Hour 9.5M General market commentary, current • The Weekly Pulse events - Insightful and educational • The Daily Cut • Fry’s Investment Paid Report - $249 2 Mega Cap equities and basic 544K <$600 • Empire Stock investment strategies Investor - $199 High Value • Empire Elite Growth More advanced investing - $5,000 2 strategies - Value Investing, 215K $600-$5,000 • Palm Beach Microcaps, Real Estate, Options, Ventures - $3,000 Trading, Cryptocurrencies • Alliance - $31,000 + $499 annually Ultra High Value 2 • Total Portfolio - 98K >$5,000 Product bundles $15,000 + $499 annually 1.As of December 31, 2020 2.Number of subscribers indicated correspond with the cumulative lifetime spend to the right (e.g., 544K of the 856K+ total paid subscribers have less than $600 of cumulative lifetime spend) 15

BEST-IN-CLASS BUSINESS MODEL TAILORED FOR HIGH VALUE SUBSCRIBERS

FREE SUBSCRIBERS	CUMULATIVE FREE-TO-PAID CONVERSION RATE	TOTAL PAID SUBSCRIBERS	CUMULATIVE HIGH-VALUE CONVERSION RATE	TOTAL HIGH VALUE SUBSCRIBERS (Total spend >$600)	CUMULATIVE ULTRA CONVERSION RATE	TOTAL ULTRA HIGH VALUE SUBSCRIBERS (Total spend >$5,000)
~9.5M+[1]	6%[2]	856K+[1]	37%[3]	313K+[1]	31%[4]	98K+[1]

1. Subscriber figures shown as of December 31, 2020
2. Represents cumulative free-to-paid conversion rate for the period January 1, 2018 to December 31, 2020. Calculated as (number of free subscribers who purchased a subscription during the period) / (average number of free subscribers during the period)
3. Represents cumulative high-value conversion rate as of December 31, 2020. Calculated as (number of paid subscribers who have purchased >$600 in aggregate over their lifetime as of December 31, 2020)/(number of paid subscribers as of December 31, 2020)
4. Represents cumulative ultra-value conversion rate as of December 31, 2020. Calculated as (number of paid subscribers who have purchased >$5,000 in aggregate over their lifetime as of December 31, 2020)/(number of high value subscribers as of December 31, 2020)

16

FINANCIAL HIGHLIGHTS

$549M 2020E Billings	77% 2020E Billings growth	$759 2020E ARPU[1]	>5x LTV/CAC Ratio[2]
SCALE	TRACK RECORD OF GROWTH	INDUSTRY-LEADING UNIT ECONOMICS	

97% 2018-2020E Subscription Billings	25% 2020E Adjusted EBITDA Margin[3]	99.8% 2020E Cash Flow Conversion[4]
RECURRING REVENUE BASE	STRONG MARGIN PROFILE	PREMIER CASH FLOW CONVERSION

1. Based on trailing four quarter net billings /average number of trailing four quarter paid subscribers
2. Based on average lifetime customer contribution margin divided by customer acquisition costs. Customer acquisition costs include direct marketing spend, external revenue share expense, retention and renewal expenses, copywriting and marketing salaries, tele-sales salaries and commissions and customer service commissions
3. Adjusted EBITDA margin = Adjusted EBITDA / Billings. Adjusted EBITDA is calculated as GAAP net income + stock based compensation expense + change in deferred revenue, net of changes in deferred acquisition costs + change in customer credit liability + depreciation and amortization - interest income
4. Cash Flow Conversion = (Adjusted EBITDA - capital expenditures) / Adjusted EBITDA

17

SUPERIOR UNIT ECONOMICS – 2020…

"….with an LTV/CAC ratio of 3 or higher, investing an incremental dollar in acquiring new customers has a greater expected return than retaining that dollar as profit…"

BCG BOSTON CONSULTING GROUP

Avg. Customer Lifetime Billings	~$2,700
High Variable Margin	
LTV/CAC[1] Ratio	>5x

90 Days
CPA[2] Breakeven

7-9 Months
CAC[1] Breakeven

1. Customer Acquisition Costs include direct marketing spend, external revenue share expense, retention and renewal expenses, copywriting and marketing salaries, tele-sales salaries and commissions and customer service commissions
2. CPA - Cost per acquisition includes direct marketing spend only

18

… WITH SUBSCRIBERS SPENDING MORE INITIALLY AND INCREASING THAT SPEND OVER TIME 2020 Cohort 2019 Cohort 2018 Cohort 2017 Cohort 2016 Cohort 2015 Cohort Year 1 Year 2 Year 3 Year 4 Year 5 CUMULATIVE SPEND BY COHORT OVER TIME 19… WITH SUBSCRIBERS SPENDING MORE INITIALLY AND INCREASING THAT SPEND OVER TIME 2020 Cohort 2019 Cohort 2018 Cohort 2017 Cohort 2016 Cohort 2015 Cohort Year 1 Year 2 Year 3 Year 4 Year 5 CUMULATIVE SPEND BY COHORT OVER TIME 19

VISION & GROWTH STRATEGY 20VISION & GROWTH STRATEGY 20

STRATEGIC INITIATIVES ARE DRIVING AND ACCELERATING GROWTH KEY INITIATIVES (PAST 3 YEARS) 22 5 11 ,00 0,00 0 10.4 • Strategic acquisitions (6 operating subsidiaries) 8.9 9,000 ,000 • Broadened product offerings, including adding 27+ 17 5 7.5 editors & 110+ publications and built or acquired $158 software and tools to complement premium content 7,000 ,000 6.5 $150 12 5 5.6 5.1 $123 $117 • Upgraded corporate infrastructure with deployment 5,000 ,000 4.3 3.8 of new systems & applications, including analytics $96 $91 75 and machine learning $71 3,000 ,000 $52 25 • Improvement in marketing efficiency & customer 1,000 ,000 satisfaction / retention Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20E (25) (1,0 00,000) • Recruited and trained additional talent across 1 2 Billings ($M) Total Subscriber Relationships (M) organization 1.Billings = Net revenue plus change in deferred revenues plus change in customer credit liability 2.Includes both free and paid subscribers 21STRATEGIC INITIATIVES ARE DRIVING AND ACCELERATING GROWTH KEY INITIATIVES (PAST 3 YEARS) 22 5 11 ,00 0,00 0 10.4 • Strategic acquisitions (6 operating subsidiaries) 8.9 9,000 ,000 • Broadened product offerings, including adding 27+ 17 5 7.5 editors & 110+ publications and built or acquired $158 software and tools to complement premium content 7,000 ,000 6.5 $150 12 5 5.6 5.1 $123 $117 • Upgraded corporate infrastructure with deployment 5,000 ,000 4.3 3.8 of new systems & applications, including analytics $96 $91 75 and machine learning $71 3,000 ,000 $52 25 • Improvement in marketing efficiency & customer 1,000 ,000 satisfaction / retention Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20E (25) (1,0 00,000) • Recruited and trained additional talent across 1 2 Billings ($M) Total Subscriber Relationships (M) organization 1.Billings = Net revenue plus change in deferred revenues plus change in customer credit liability 2.Includes both free and paid subscribers 21

OUR VISION

TO BECOME THE DE-FACTO FINANCIAL WELLNESS SOLUTIONS PLATFORM FOR SELF-DIRECTED INVESTORS

- Grow / Optimize Marketing & Customer Acquisition
- Build/Buy Addt'l Content, Products & Brands
- Invest in & Deepen Community Network
- Invest in Brand Marketing
- Invest in Technology, Data & Analytics
- Expand Internationally
- Establish Partnerships & M&A

1. EXPAND REACH AND DISCOVERABILITY

- Leverage existing financial education loop
- Expand and grow reach via additional channels including videos and live streaming
- Expand marketing channels

2. BUILD DEEP NETWORK EFFECTS

- Provide BSG subscribers with a greater ability to cultivate deeper social connections and connect with fellow members
- Generate multi-sided platform with flywheel effects

3. ADD ENGINEERING & ML EXCELLENCE

- Focus areas include machine learning, performance marketing, and SaaS product development
- Deepen breadth and depth of targeted offerings

4. CONSOLIDATE A FRAGMENTED MARKET

- Opportunities to accelerate and expand product offering, customer base, international
- Drive accretive M&A using cash and public currency

22

… WITH A TRACK RECORD OF EFFICIENT AND HIGHLY ACCRETIVE CAPITAL ALLOCATION

	YEAR	FOCUS AREA	BUILD OR BUY	ORIGINAL SALES ($ MILLIONS)	2020E SALES ($ MILLIONS)
Transaction 1	2010	Macro	Build	--	$120
Transaction 2	2013	Risk Allocation	Buy	$1	$30
Transaction 3	2014	Macro	Buy	$5	$110
Transaction 4	2015	Commodities	Buy	$12	$25
Transaction 5	2016	Trading	Build	--	$30
Transaction 6	2017	Growth	Buy	$28	$67
Transaction 7	2019	Growth / SPACs	Build	--	$32
Transaction 8	2019	Software	Build	--	$7
Transaction 9 [1]	2021	Software	Buy	$3	Future
Total				**$49**	**$421**
				% of Total 2020E Net Sales	***76%***

1. Acquisition completed on January 21, 2021; Original Sales represents revenue in 2020; 2020 Sales left blank since acquisition was completed after 2020

23

FORECASTED KEY PERFORMANCE INDICATORS 1 PAID SUBSCRIBERS (IN THOUSANDS) ARPU As of Jan. 31, 2021 $847 1,067 924k, 71% YoY Growth 947 $759 857 $747 553 526 $599 $478 2018 2019 2020 2021P 2022P 2018 2019 2020E 2021P 2022P 1.Based on trailing four quarter net billings /average number of trailing four quarter paid subscribers 24 24FORECASTED KEY PERFORMANCE INDICATORS 1 PAID SUBSCRIBERS (IN THOUSANDS) ARPU As of Jan. 31, 2021 $847 1,067 924k, 71% YoY Growth 947 $759 857 $747 553 526 $599 $478 2018 2019 2020 2021P 2022P 2018 2019 2020E 2021P 2022P 1.Based on trailing four quarter net billings /average number of trailing four quarter paid subscribers 24 24

HIGHLY ATTRACTIVE LONG-TERM GROWTH AT SCALE

REVENUE ($ IN MILLIONS)


31% CAGR
$238.4
$272.2
$377.1
$484.2
$651.2
2018
2019
2020E
2021P
2022P

BILLINGS[1] ($ IN MILLIONS)


26% CAGR
$280.5
$310.1
$548.9
$692.5
$871.4
2018
2019
2020E
2021P
2022P

ADJUSTED EBITDA[2] ($ IN MILLIONS)


Margin
28%
26%
25%
29%
33%
44% CAGR
$79.3
$80.6
$137.3
$200.3
$283.7
2018
2019
2020E
2021P
2022P

CASH FLOW CONVERSION[3]


99.2%
99.8%
99.8%
99.7%
99.8%
2018
2019
2020E
2021P
2022P

1. Billings = Net revenue plus change in deferred revenues plus change in customer credit liability
2. Adjusted EBITDA margin = Adjusted EBITDA / Billings. Adjusted EBITDA is calculated as GAAP net income + stock based compensation expense + change in deferred revenue, net of changes in deferred acquisition costs + change in customer credit liability + depreciation and amortization - interest income
3. Cash Flow Conversion = (Adjusted EBITDA - capital expenditures) / Adjusted EBITDA

25

LONG-TERM FINANCIAL OBJECTIVES KEY GROWTH DRIVERS KEY PROFITABILITY DRIVERS • Paid marketing spend• Paid marketing spend • New products/markets• Conversion/upsells • M&A• ROIs SUSTAINED TARGET RULE OF 50 FINANCIAL PROFILE 26LONG-TERM FINANCIAL OBJECTIVES KEY GROWTH DRIVERS KEY PROFITABILITY DRIVERS • Paid marketing spend• Paid marketing spend • New products/markets• Conversion/upsells • M&A• ROIs SUSTAINED TARGET RULE OF 50 FINANCIAL PROFILE 26

INVESTMENT HIGHLIGHTS $191B TAM with significant tailwinds, ripe for disruption ✓ Market leading tech platform with scalable high-value and proprietary content, data & analytics ✓ ✓ 10M+ self-directed investors, growing 78% from 2018 to 2020 ✓ 12 primary customer facing brands offering 160+ products ✓ “Rule of 50” financial profile - Scale + Growth + Recurring + FCF Deep, long-tenured & proven team ✓ Multiple organic & inorganic avenues to potentially drive sustained profitable growth at scale ✓ 27INVESTMENT HIGHLIGHTS $191B TAM with significant tailwinds, ripe for disruption ✓ Market leading tech platform with scalable high-value and proprietary content, data & analytics ✓ ✓ 10M+ self-directed investors, growing 78% from 2018 to 2020 ✓ 12 primary customer facing brands offering 160+ products ✓ “Rule of 50” financial profile - Scale + Growth + Recurring + FCF Deep, long-tenured & proven team ✓ Multiple organic & inorganic avenues to potentially drive sustained profitable growth at scale ✓ 27

BSG VS. COMPS: BEST IN CLASS WITH SIGNIFICANT UPSIDE POTENTIAL

2020E-2022P GAAP REVENUE CAGR (%)



31.4%
21.6%
10.0%
BSG
Consumer / SMB Tech Subscription
Digital Subscription and Info Services

2021P ADJ. EBITDA MARGIN (%) [1]



28.9%
21.5%
27.7%
BSG
Consumer / SMB Tech Subscription
Digital Subscription and Info Services

2020E-2022P ADJ. EBITDA CAGR (%) [1]



43.7%
31.1%
8.5%
BSG
Consumer / SMB Tech Subscription
Digital Subscription and Info Services

EV / 2021P REVENUE (X)



6.2x
8.4x
7.2x
BSG 2
Consumer / SMB Tech Subscription
Digital Subscription and Info Services

EV / 2021P ADJ. EBITDA[3] (X)



15.1x
29.2x
20.9x
BSG 2
Consumer / SMB Tech Subscription
Digital Subscription and Info Services

EV / 2021P Adj. FCF[3,4] (X)



15.1x
31.6x
23.2x
BSG 2
Consumer / SMB Tech Subscription
Digital Subscription and Info Services

Sources: FactSet as of 1/29/2021, Wall Street research

Notes: Consumer / SMB Tech Subscription group includes: CHGG, DBX, GDDY, HUBS, MTCH, NFLX, SPOT, SQ, SVMK, WIX; Digital Subscription and Info Services group includes: CSGP, ENV, FDS, FORR, INFO, IT, MORN, MSCI, NYT

1. Adjusted EBITDA margin = Adjusted EBITDA / Billings. Adjusted EBITDA is calculated as GAAP net income + stock based compensation expense + change in deferred revenue, net of changes in deferred acquisition costs + change in customer credit liability + depreciation and amortization - interest income. Billings are calculated as net revenue plus change in deferred revenues plus change in customer credit liability

2. Multiples based on pro forma Total Enterprise Value of $3,024 million

3. Trading multiples greater than 45.0x are excluded

4. Adjusted FCF = Adjusted EBITDA - capital expenditures

28

TRANSACTION SUMMARY

- ACND has agreed to combine with BSG in a transaction with an implied total enterprise value of $3.024 billion
- This transaction represents an attractive pro forma multiple of 6.2x 2021P GAAP revenue and 15.1x 2021P Adjusted EBITDA
- Concurrent with this transaction, BSG and ACND are seeking to raise $150 million in a PIPE offering at $10.00 per share
- After giving effect to these transactions, pro forma company will have approximately $150 million of cash on its balance sheet

ILLUSTRATIVE SOURCES & USES ($M)

SOURCES		USES	
ACND Cash Held in Trust	$414	Cash to Balance Sheet	$150
PIPE Raise Proceeds	150	Transaction Fees & Expenses	40
Sellers' Equity Rollover	2,537	Cash to Sellers[1]	374
		Sellers' Equity Rollover	2,537
TOTAL	**$3,101**	**TOTAL**	**$3,101**

ILLUSTRATIVE PRO FORMA OWNERSHIP AT CLOSE[1,2]



13.0%
2.3%
4.7%
79.9%
ACND Shareholders
ACND Founders
PIPE Investors
Seller's Rollover Equity3

1. Assumes no redemption from ACND trust account
2. Excludes ACND warrants and earnout shares and shares issuable pursuant to the combined company's equity incentive plans
3. Includes approximately 18% that will be subject to a voting arrangement in favor of the board of directors of the combined company

29

APPENDIX 30APPENDIX 30

HISTORICAL KEY PERFORMANCE INDICATORS FREE SUBSCRIBERS PAID SUBSCRIBERS 1 ARPU (IN THOUSANDS) (IN THOUSANDS) $759 857 9,530 $599 $478 553 526 5,027 2,741 2018 2019 2020 2018 2019 2020 2018 2019 2020E 1.Based on trailing four quarter net billings /average number of trailing four quarter paid subscribers 31 31HISTORICAL KEY PERFORMANCE INDICATORS FREE SUBSCRIBERS PAID SUBSCRIBERS 1 ARPU (IN THOUSANDS) (IN THOUSANDS) $759 857 9,530 $599 $478 553 526 5,027 2,741 2018 2019 2020 2018 2019 2020 2018 2019 2020E 1.Based on trailing four quarter net billings /average number of trailing four quarter paid subscribers 31 31

NON-GAAP RECONCILIATIONS

($ in 000's)	Q1 2018	Q2 2018	Q3 2018	Q4 2018	2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020E	2020E
GAAP Revenues	**57,651**	**58,006**	**61,675**	**61,118**	**238,449**	**61,449**	**67,814**	**72,292**	**70,668**	**272,223**	**78,999**	**86,264**	**101,371**	**110,466**	**377,100**
Change in Deferred Revenues	18,698	4,584	8,856	10,717	42,855	(9,676)	3,190	23,628	19,749	36,891	38,402	33,777	46,558	47,215	165,952
Change in Customer Credit Liability (1)	(350)	134	(325)	(228)	(770)	(67)	50	386	578	947	52	3,072	1,977	706	5,808
Billings	**75,999**	**62,724**	**70,205**	**71,606**	**280,534**	**51,706**	**71,054**	**96,306**	**90,995**	**310,061**	**117,453**	**123,113**	**149,906**	**158,387**	**548,860**

($ in 000's)	2018	2019	2020E
GAAP Net Income	**18,671**	**27,993**	**(557,394)**
Stock Based Compensation Expense[2]	28,428	20,917	585,814
Plus: Change in Deferred Revenue, net of Change in Deferred Acquisition Costs	30,549	29,918	101,032
Plus: Change in Customer Credit Liability[1]	(770)	947	5,807
Plus : Depreciation & Amortization	2,534	2,334	2,553
Minus : Interest Income	(67)	(1,558)	(477)
Adjusted EBITDA	**79,345**	**80,551**	**137,335**

Note: 2020 financials are based on BSG management estimates, subject to completion of the 2020 audit

1. Customer Credit Liability - credits due to subscribers to be used against future subscription purchases

2. Includes change in fair value of employment contract derivative liability

32

GAAP INCOME STATEMENT Note: 2020 financials are based on BSG management estimates, subject to completion of the 2020 audit 1. Within our expenses historically are stock-based compensation expenses related to the Class B Units. Because Beacon Street Group, LLC’s current operating agreement includes puts and calls for the Class B units, these current Class B Units are classified as liabilities as opposed to equity and remeasured to fair value at the end of each reporting period until settlement into equity, with the change in value being charged to stock-based compensation expense. Additionally, because the Class B Units are classified as liabilities on BSG's consolidated balance sheet, all profits distributions made to the holders of the Class B Units are considered to be stock-based compensation expenses. As a result of the merger with Ascendant, in which all Class B Units will be converted into straight Common Units (with no calls or puts), BSG does not expect to continue recognizing stock-based compensation 33 33 expenses related to the Class B Units for periods after the consummation of this merger. While going forward BSG does not expect to incur the levels of stock-based compensation expense BSG has historically as a result the liability-award classification of the Class B Units, BSG does expect to incur much-reduced stock-based compensation expense in the ordinary course.GAAP INCOME STATEMENT Note: 2020 financials are based on BSG management estimates, subject to completion of the 2020 audit 1. Within our expenses historically are stock-based compensation expenses related to the Class B Units. Because Beacon Street Group, LLC’s current operating agreement includes puts and calls for the Class B units, these current Class B Units are classified as liabilities as opposed to equity and remeasured to fair value at the end of each reporting period until settlement into equity, with the change in value being charged to stock-based compensation expense. Additionally, because the Class B Units are classified as liabilities on BSG's consolidated balance sheet, all profits distributions made to the holders of the Class B Units are considered to be stock-based compensation expenses. As a result of the merger with Ascendant, in which all Class B Units will be converted into straight Common Units (with no calls or puts), BSG does not expect to continue recognizing stock-based compensation 33 33 expenses related to the Class B Units for periods after the consummation of this merger. While going forward BSG does not expect to incur the levels of stock-based compensation expense BSG has historically as a result the liability-award classification of the Class B Units, BSG does expect to incur much-reduced stock-based compensation expense in the ordinary course.